SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2016

      CANTECH HOLDING, INC.
  (Exact name of Company as specified in its charter)

Nevada	000-54497	27-2571663
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
109 E. 17th Street, Suite 80 Cheyenne, Wyoming 82001
(Address of principal executive offices)
Phone: (626) 429-4948
(Company’s Telephone Number) Reve Technologies, Inc. 300 S El Camino Real San Clemente, California 92672
   (Registrant’s Previous  Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The number of issued and outstanding shares of Common Stock as at June 1, 2016, is 3,475,599,703

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Securities Issued (Common Shares)

Additional Issuances from Convertible Promissory Notes

During the period commencing April 24, 2016 through June 1, 2016, the Company issued 2,285,409,838 common shares to reduce debt on certain convertible promissory notes. The issued and outstanding common shares of the Company, at the beginning of the period commencing April 24, 2016, was 1,251,189,865 shares and 3,475,599,703 at the end of the period, with further detail more fully described as follows:

Consideration

The consideration for the shares of Common Stock issued were presentation of a Notice of Conversion relative to a Convertible Promissory Note(s).

Convertible Promissory Note Conversions:

On April 25, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 120,000,000 shares of the Company’s Common Stock were issued, representing 8.75% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $600.

On April 28, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 130,000,000 shares of the Company’s Common Stock were issued, representing 8.65% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $650.

On April 29, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 130,000,000 shares of the Company’s Common Stock were issued, representing 7.96% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $650.

On May 2, 2016, Southridge Partners II, LP converted a portion of a Convertible Promissory Note wherein 148,635,000 shares of the Company’s Common Stock were issued, representing 5.026% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $7,431.77.

On May 3, 2016, Typenex Co Investment, LLC converted a portion of a Convertible Promissory Note wherein 70,100,000 shares of the Company’s Common Stock were issued, representing 9.06% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $7,987.50.

On May 4, 2016, LG Capital Funding, LLC converted a portion of a Convertible Promissory Note wherein 88,586,129 shares of the Company’s Common Stock were issued, representing 4.32% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $5,492.34.

On May 4, 2016, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 180,000,000 shares of the Company’s Common Stock were issued, representing 8.08% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $900.

On May 5, 2016, Southridge Partners II, LP converted a portion of a Convertible Promissory Note wherein 148,484,600 shares of the Company’s Common Stock were issued, representing 6.25% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $7,424.23

On May 6, 2016, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 215,800,000 shares of the Company’s Common Stock were issued, representing 8.33% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $1,079.

On May 12, 2016, LG Capital Funding, LLC converted a portion of a Convertible Promissory Note wherein 88,815,645 shares of the Company’s Common Stock were issued, representing 3.31% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $5,506.57.

On May 12, 2016, Blackbridge Capital, LLC converted a portion of a Convertible Promissory Note wherein 49,340.000 shares of the Company’s Common Stock were issued, representing 1.80% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $246.70.

On May 12, 2016, Southridge Partners II, LP converted a portion of a Convertible Promissory Note wherein 95,240,000 shares of the Company’s Common Stock were issued, representing 3.37% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $4,762.

On May 12, 2016, LG Capital Funding, LLC converted a portion of a Convertible Promissory Note wherein 88,938,064 shares of the Company’s Common Stock were issued, representing 3.05% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $5,514.16.

On May 18, 2016, Typenex Co Investment, LLC converted a portion of a Convertible Promissory Note wherein 282,000,000 shares of the Company’s Common Stock were issued, representing 8.82% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $12,690.

On May 25, 2016, Typenex Co Investment, LLC converted a portion of a Convertible Promissory Note wherein 282,070,000 shares of the Company’s Common Stock were issued, representing 8.11% of the issued and outstanding shares of Common Stock to reduce debt on convertible promissory notes in the amount of $12,693.15.

Exemption from Registration

The shares of Common Stock issued pursuant to Convertible Promissory Notes were issued in reliance upon that exemption from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), specified by the provisions of Section 4(2) of the Act regarding transactions by an issuer not involving a public offering of securities.  The issuance of those shares as conversion of the Indebtedness did not involve any public offering of securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF OFFICERS; APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

The information set forth and incorporated by reference in Item 3.02 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

On behalf of the Registrants Purchase Agreement with Canteck Pharma, Inc. (noting this is a different company and separate from the Registrant and our new name change from Reve Technologies, Inc. to Cantech Holding, Inc.) on April 19, 2016 it was agreed that Mr. Valentine Dimitrov was to be appointed to the Board of Directors after the closing of the Purchase Agreement as a fifth Director and which is now effective concurrent and effective with the Registrants now effective change of corporate domicile and other actions further confirmed by the filing its Foreign Profit Corporation Articles of Continuance effective May 27, 2016. (See Item 5.03 in this current report for further information)

A description of the business experience during the past several years for our newest Director Mr. Valentin Lordanov Dimitrov is set forth below:

Mr. Valentin Lordanov Dimitrov serves as a Director of the Registrant as of May 27, 2016. Mr. Dimitrovs qualifications include a Master’s degree in 2001 for Social Pedagogics from Kliment Ohridski University, Bachelor of  International Diplomatic Relations in 2004 from Kiev State University, Ukraine. His pecializations include:

1995 University of National and World Economy – Sofia – Finances; 1999, Chemical-technological University -  Sofia  - Organic chemistry. Mr. Dimitrov is fluent in English, Russian, and spoken in German. Over the past few years since 2007 Mr. Dimitrov has worked as a Director of “Vital-Fe” LTD which is involved in the distribution of bio-technology and pharmaceutical products.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On May 27, 2016, Reve Technologies, Inc. (the “Registrant” of “Corporation”) an entity originally organized under the Laws of the State of Nevada on May 11, 2010 received notice from the Wyoming Secretary of State that it had filed Foreign Profit Corporation Articles of Continuance effective May 27, 2016 whereby the Registrant changed its corporate domicile from the State of Nevada to the State of Wyoming and further, along with a summary of the following actions taken by the Board of Directors and by majority vote of the Preferred Series B shareholders of the Registrant and effective with the date of even on May 27, 2016:

RESOLVED, the name of the corporation shall be immediately changed from REVE TECHNOLOGIES, INC. to CANTECH HOLDING, INC.

RESOLVED, that the address for the Corporation be changed on the date effective for the formal change of domicile to Wyoming, noted by the stamped filing date, to the following address:

CANTECH HOLDING, INC.
109 E. 17th Street, Suite 80
Cheyenne, Wyoming 82001

RESOLVED, that Registered Agents of Wyoming is herewith authorized and appointed registered agent for the Corporation with the following address noted:

REGISTERED AGENTS OF WYOMING, LLC
400 E. 20th Street
Chyenne, Wyoming 82001

RESOLVED, it is approved and reconfirmed for the record that On July 20, 2015, the Board of Directors of the Corporation approved and authorized the creation of 1,000,000 shares of Series B Voting Preferred Stock.  The Certificate of Designation was filed and effective in the State of Nevada on August 4, 2015 and shall be deemed effectively transferred via the continuance and change of domicile to Wyoming at the effective date of the stamped filing in Wyoming. Each share of Series B Voting Preferred Stock is equal to and counted as 1,000 times the vote of all of the shares of the Corporation (i) common stock, and (ii) other voting preferred stock issued and outstanding on the date of each and every vote or consent of the shareholders of the Company regarding each and every matter submitted to the shareholders of the Company for approval.

RESOLVED, that it is approved upon filing of the Corporations change of domicile to Wyoming to amend Company’s Articles of Incorporation to increase the total authorized capital stock from i) 4,990,000,000 shares of voting common stock to Unlimited shares of voting common stock, $0.001 par value per share, and (ii) 10,000,000 shares of preferred stock, $0.001 par value per share remain unchanged. In keeping, the shares of Preferred Stock may be issued from time to time in one or more series, in any manner permitted by law, as determined from time to time by the Board of Directors, and stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. Without limiting the generality of the foregoing, shares in such series shall have such voting powers, full or limited, or no voting powers, and shall have such designations, preferences, and other rights and qualifications, limitations, or restrictions thereof, permitted by law, as shall be stated in the resolution or resolutions providing for the issuance of such shares adopted by the Board of Directors pursuant to authority hereby vested in it. The number of shares of any such series so set forth in such resolution or resolutions may be increased (but not above the total number of authorized shares of Preferred Stock) or decreased (but not below the number of shares thereof then outstanding) by further resolution or resolutions adopted by the Board of Directors pursuant to authority hereby vested in it.

RESOLVED, that the Corporation, organized and existing under the laws of Nevada and having its principal place of business at 300 S. El Camino Real San Clemente, CA 92672 herewith authorizes and approves that this resolution and others needed from time to time to confirm same were adopted by the Corporation Board of Directors at a meeting held on May 13, 2016 and on May 19, 2016 and to which a voting quorum was present maintained throughout and that the resolution adopted at said meeting(s) effectively voted, recorded, and now is in full effect according to the charter, provisions and operating agreement of the Corporation such that it is resolved and effective herewith that the Corporation approves the move of the corporate domicile from the State of Nevada to the State of Wyoming and that continuance  upon being effective in Wyoming on the stamped filing date will be dissolved in the former Nevada domicile. The effective date for the change of domicile to Wyoming shall be the stamped filing date in the State of Wyoming.

RESOLVED, that Dennis Alexander, CEO is herewith fully authorized herewith to amend the Articles of Incorporation of the Corporation to effectuate said name change and change of corporate domicile from the State of Nevada to the State of Wyoming and to delegate and or effectuate all persons, entities and items as needed to perform and complete these tasks including any necessary amendments.

ITEM 8.01 OTHER INFORMATION

(See Item 5.03 above listed in this report.)

A new website is currently under construction for Cantech Holding, Inc. The new website address when completed will be located at www.cantechholding.com.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
3.1	Articles of Continuance and Certificate of Name Change

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cantech Holding, Inc.
Date: June 3, 2016
By: /s/Dennis Alexander
Dennis Alexander
CEO